UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. MoPac Expressway Barton Oaks Plaza One Suite 250 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

On February 5, 2019, Aeglea BioTherapeutics, Inc. (“Aeglea”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Aeglea agreed to issue and sell an aggregate of (a) 3,500,000 shares of its common stock (the “Shares”), and (b) pre-funded warrants to purchase 4,000,000 shares of its common stock (the “Pre-Funded Warrants”) to the Underwriters (the “Offering”). The Shares will be sold to the purchasers at the public offering price of $8.00 per share. The Pre-Funded Warrants will be sold at a public offering price of $7.9999 per Pre-Funded Warrant, which represents the per share public offering price for the common stock less a $0.0001 per share exercise price for each such warrant. Pursuant to the Underwriting Agreement, Aeglea has also granted the Underwriters a 30-day option to purchase up to an additional 1,125,000 shares of its common stock. The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-217573) that was filed by Aeglea with the Securities and Exchange Commission (“SEC”) on May 1, 2017 and declared effective by the SEC on May 30, 2017, and a related prospectus supplement.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage by providing at least 61 days’ prior notice to Aeglea.

Aeglea estimates that net proceeds from the Offering will be approximately $56.1 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ option to purchase additional shares. Aeglea intends to use the net proceeds from the Offering, together with its existing cash resources, to advance the clinical development of pegzilarginase through its Phase 3 pivotal and extension trials in Arginase 1 Deficiency and an ongoing combination trial in cancer, and the remainder to fund continued IND-enabling activities of multiple of Aeglea’s pipeline programs, research and development, manufacturing, initial commercialization infrastructure and for working capital and general corporate purposes. Aeglea expects the Offering to close on February 8, 2019, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The form of Pre-Funded Warrant is filed as Exhibit 4.1 to this report and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 2.02.	Results of Operations and Financial Condition

On February 5, 2019, Aeglea filed with the SEC a preliminary prospectus supplement (the “Preliminary Prospectus”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Offering. In the Preliminary Prospectus, Aeglea disclosed that it expects to report that Aeglea had cash, cash equivalents, and marketable securities of approximately $74.5 million as of December 31, 2018. This amount reflects Aeglea’s estimates based solely upon information available to it as of the date of this Current Report on Form 8-K, and the amount reported is not a comprehensive statement of its financial results or position as of December 31, 2018. The actual amount that Aeglea reports will be subject to its financial closing procedures and any final adjustments that may be made prior to the time its financial results for the period ended December 31, 2018 are finalized. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed by Aeglea with the SEC, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated February 5, 2019, as amended

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Offering and the anticipated use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in Aeglea’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 8, 2018, the prospectus supplement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect Aeglea’s results of operations, which would, in turn, have a significant and adverse impact on Aeglea’s stock price. Aeglea cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Aeglea undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: February 6, 2019	By:	/s/ Charles N. York II
Charles N. York II
Chief Financial Officer